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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                             Cardinal Health, Inc.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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[THE LANGUAGE SET FORTH BELOW WILL APPEAR ON THE STUB OF THE
DIVIDEND CHECKS MAILED TO RECORD HOLDERS OF CARDINAL HEALTH, INC.]

REMINDER: PLEASE VOTE YOUR PROXY FOR CARDINAL'S NOVEMBER 3
ANNUAL SHAREHOLDERS MEETING. BY TELEPHONE: 1-877-PRX-VOTE
OR INTERNET: WWW.EPROXYVOTE.COM/CAH. (THIS IS A CORRECTED
WEB SITE ADDRESS FROM ADDRESS ON PROXY CARD.)

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[THE LANGUAGE SET FORTH BELOW WILL APPEAR ON THE
INTRANET AND INTERNET HOME PAGE OF CARDINAL HEALTH, INC.]


Proxy Voting Reminder: If you are a shareholder, please vote your proxy for Cardinal's November 3 Annual Shareholders Meeting. If you hold Cardinal shares either directly or through one or more of Cardinal's employee benefit plans, you can vote BY TELEPHONE: 1-877-PRX-VOTE or INTERNET: WWW.EPROXYVOTE.COM/CAH. (This is a corrected web site address from address on proxy card.) If you hold Cardinal shares through a broker, please follow the instructions provided by your broker. Your Vote Is Important.

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                       [CARDINAL HEALTH, INC. LETTERHEAD]


October 13, 1999



Dear Participant of the Cardinal Health, Inc. Employee Benefit Plan(s):

On September 30, 1999 proxy materials for the Cardinal Health, Inc. 1999 Annual Shareholders Meeting were mailed to you as a participant holding Cardinal common shares through the Company's Employee Benefit Plan(s). This is a reminder that if you have not already voted your proxy, we urge you to do so today. You are encouraged to vote no later than Friday, October 29, 1999, to ensure complete voting by the applicable plan administrator(s).

As previously announced, we encourage you to take advantage of one of the new and convenient electronic methods by which you can vote your shares. You can vote your shares quickly and conveniently by telephone or through the Internet, which eliminates the need to return the proxy card.

o TO VOTE BY TELEPHONE using a touch-tone telephone call the following toll-free number: 1-877-PRX-VOTE. When voting your shares by telephone, you must insert the Control Number that is printed with the proxy card that you received. Once you have inserted that number, follow the recorded instructions to vote your shares.

o        TO VOTE BY INTERNET simply access the web site WWW.EPROXYVOTE.COM/CAH.
         (Note: This is a correction to the URL that was originally provided with the proxy card mailed to you.) When voting your shares by the Internet, you must input the Control Number that is printed with your proxy card and then follow the simple instructions to vote your shares. Please be aware that if you vote over the Internet, you may incur costs such as telecommunication and Internet access charges for which you will be responsible.

The Internet and telephone voting facilities will be available to participants in the Cardinal Health, Inc. Employee Benefit Plan(s) 24 hours a day, 7 days a week through Friday, October 29, 1999, to ensure complete voting by the applicable employee plan administrator(s). Please do not return the proxy card if you are voting by telephone or the Internet. Your Vote is Important. Please Vote Today.

If you have any questions regarding your proxy, please feel free to contact the shareholder services department of EquiServe (Cardinal's transfer agent) at 1-800-446-2617.